UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549




                           FORM 8-K/A
                         AMENDMENT NO. 2
                         CURRENT REPORT




                Pursuant to Section 13 or 15(d)
             of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported)
                       September 14, 2001



                   PHILLIPS PETROLEUM COMPANY
     (Exact name of registrant as specified in its charter)



    Delaware                1-720                  73-0400345
(State or other          (Commission             (IRS Employer
jurisdiction of          File Number)         Identification No.)
incorporation)



      Phillips Building, Bartlesville, Oklahoma      74004
      (Address of principal executive offices)     (Zip Code)



      Registrant's telephone number, including area code:
                          918-661-6600





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Item 7.  Financial Statements and Exhibits.

(b)  Pro Forma Financial Information.

     The attached corrected unaudited pro forma statement of income for the year ended December 31, 2000, is being filed to replace page 3 of Phillips Petroleum Company's Current Report on Form 8-K for September 14, 2001, as amended by Amendment No. 1 on Form 8-K/A filed October 31, 2001. The pro forma income statement information for the year ended December 31, 2000, in this amendment correctly reflects the pro forma adjustment for Tosco's sale of the Avon refinery.



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



------------------------------------------------------------------------------------------------
Unaudited Pro Forma                                                   Phillips Petroleum Company
Statement of Income

                                                     Millions of Dollars
                            --------------------------------------------------------------------

                                                                            Pro Forma
                                                 Pro Forma                Adjustments
                                               Adjustments     Phillips           for   Phillips
                                                 Phillips/    and Tosco  DEFS, CPChem  Pro Forma
Year Ended                                           Tosco    Pro Forma  Alaska, Avon         As
December 31, 2000           Phillips    Tosco* Transaction     Combined  Transactions   Adjusted
                            --------  -------  -----------    ---------  ------------  ---------
                                                                             (a)
Revenues
Sales and other operating
  revenues                   $20,835   24,545            -       45,380        (1,896)    43,484
Equity in earnings of
  affiliated companies           114        -            -          114           117        231
Other revenues                   278       51          (21)(j)      308           (33)       275
------------------------------------------------------------------------------------------------
    Total Revenues            21,227   24,596          (21)      45,802        (1,812)    43,990
------------------------------------------------------------------------------------------------

Costs and Expenses
Purchased crude oil and
  products                    12,131   20,809            -       32,940        (1,971)    30,969
Production and operating
  expenses                     2,166    1,836           81 (b)    4,083          (266)     3,817
Exploration expenses             298        -            -          298            21        319
Selling, general and
  administrative expenses        636      338            -          974          (122)       852
Depreciation, depletion
  and amortization             1,179      354          (37)(b)    1,496            54      1,550
Property impairments             100        -            -          100             -        100
Taxes other than income
  taxes                          468      154            -          622            88        710
Accretion on discounted
  liabilities                      -        -           13 (c)       13             -         13
Interest expense                 369      198          (19)(d)      548            48        596
Foreign currency
  transaction losses              58        -            -           58            (1)        57
Preferred dividend
  requirements of
  capital trusts                  53       17          (17)(e)       53             -         53
------------------------------------------------------------------------------------------------
    Total Costs and Expenses  17,458   23,706           21       41,185        (2,149)    39,036
------------------------------------------------------------------------------------------------

Income before income taxes     3,769      890          (42)       4,617           337      4,954
Provision for income taxes     1,907      361          (17)(f)    2,251           134      2,385
------------------------------------------------------------------------------------------------
  Net Income                 $ 1,862      529          (25)       2,366           203      2,569
================================================================================================

Net Income Per Share of
  Common Stock
    Basic                    $  7.32     3.66                      6.25 (g)                 6.79(g)
    Diluted                     7.26     3.47                      6.17 (g)                 6.70(g)
------------------------------------------------------------------------------------------------

Average Common Shares
  Outstanding
    (in thousands)
      Basic                  254,490  144,500                   378,549 (g)              378,549(g)
      Diluted                256,326  155,400                   383,211 (g)              383,211(g)
------------------------------------------------------------------------------------------------


See Notes to Unaudited Pro Forma Financial Statements.
*Certain amounts have been reclassified to conform to Phillips' presentation.



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                           SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PHILLIPS PETROLEUM COMPANY



                                        /s/ Rand C. Berney
November 12, 2001                  ------------------------------
                                            Rand C. Berney
                                    Vice President and Controller









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